SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4 , 2002

U.S. Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14557	22-3568449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 S. Flagler Drive Suite 1108 West Palm Beach, FL		33401
(Address of Principal Executive Offices)		(Zip Code)

(561) 514-3838
(Registrants Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     See press release of Registrant dated October 4, 2002 attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits	Description
	99.1	U.S. Industries, Inc. Press Release dated October 4 , 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Industries, Inc.

Date: October 4 , 2002	By:	/s/ Steven C. Barre

Name: Steven C. Barre
Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits Number	Description
99.1	U.S. Industries, Inc. Press Release dated October 4 , 2002.